                                                                   EXHIBIT 10.14
                                CONFORMED COPY
                                --------------

                           INDEMNIFICATION AGREEMENT
                           -------------------------


          INDEMNIFICATION AGREEMENT, dated as of  May 21, 1998 (the

"Agreement"), by and between Dynatech Corporation, a Massachusetts corporation
 ---------
(the "Company"), Telecommunications Techniques Co., LLC, a Delaware limited
      -------
liability company and a wholly-owned subsidiary of the Company ("TTC"), Clayton,
                                                                 ---
Dubilier & Rice, Inc., a Delaware corporation ("CD&R"), and Clayton, Dubilier &
                                                ----
Rice Fund V Limited Partnership, a Cayman Islands exempted limited partnership (together with any other investment vehicle managed by CD&R, the "CD&R Fund").
                                                                  ---------
Capitalized terms used herein and not otherwise defined have the meanings set forth in Section 1 of this Agreement.


                              W I T N E S S E T H:
                              - - - - - - - - - -


          WHEREAS, the CD&R Fund is managed by CD&R, and the general partner of the CD&R Fund is Clayton, Dubilier & Rice Associates V Limited Partnership, a Cayman Islands exempted limited partnership (together with any general partner of any other investment vehicle managed by CD&R, "CD&R Associates"), and the
                                                  ---------------
general partner of CD&R Associates is CD&R Investment Associates, Inc., a Delaware corporation (together with any other general partner of CD&R Associates, "Associates Inc.");
             ---------------

          WHEREAS, CD&R organized CDRD Merger Corporation, a Delaware corporation ("MergerCo") to effect the recapitalization of the Company and CD&R
              --------
performed financial, management advisory and other services for the Company and MergerCo in connection therewith, including but not limited to participation in connection with the preparation, negotiation, execution and delivery of the Agreement and Plan of Merger, dated as of December 20, 1997 (the "Merger
                                                                  ------
Agreement"), by and between the Company and MergerCo and the consummation of the
---------
transaction contemplated thereby;

          WHEREAS, concurrently with the execution and delivery of this Agreement, the Company is entering into a Consulting Agreement, dated as of the date hereof (the "Consulting Agreement"), by and between the Company and CD&R;
                  --------------------

          WHEREAS, pursuant to the Merger Agreement, MergerCo has merged with and into the Company (the "Merger") on the date hereof, and the Company, as the
                           ------
surviving corporation in the Merger, thereupon succeeded to all of the rights and obligations of MergerCo;

          WHEREAS, by operation of the Merger, each share of common stock of the Company issued and outstanding immediately prior to the closing thereof, other than shares held by the Company as treasury stock, was converted into the right to receive $47.75 in cash and 0.5 shares of Recapitalized Common Stock (as defined in the Merger Agreement);

          WHEREAS, as contemplated by the Merger Agreement, certain employees of the Company and its Subsidiaries have retained some or all of their options to purchase common stock of the Company (the "Management Rollover");
                                           -------------------

          WHEREAS, in connection with the offer (the "Exchange Offer") by the
                                                      --------------
Company of the Recapitalized Common Stock to the stockholders of the Company and the solicitation by the Company of proxies of its respective stockholders to vote in favor of the Merger, (a) the Company prepared and filed with the
                              -
Securities and Exchange Commission (the "Commission") a registration statement
                                         ----------
on Form S-4 (the "S-4") and (b) the Company, MergerCo, the CD&R Fund and certain
                  ---        -
other persons prepared and filed with the Commission a Transaction Statement on
Schedule 13E-3 (the "13E-3");
                     -----

          WHEREAS, prior to the closing of the Merger, the Company effected a restructuring of its Subsidiaries pursuant to which TTC was converted into a Delaware limited liability company and the shares of common stock of the Company's direct subsidiaries were transferred to TTC (the "Restructuring");
                                                            -------------

          WHEREAS, in order to finance the Merger and related transactions, the Company and TTC Merger Co., LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company ("TTC MergerCo"), entered into a Credit
                                         ------------
Agreement, dated as of May 21, 1998, among the Company, TTC MergerCo, the lenders named therein and J.P. Morgan Securities Inc. and Credit Suisse First Boston as arrangers, providing for borrowing of up to a maximum principal amount of $370 million (the "Senior Secured Credit Facilities");
                      --------------------------------

          WHEREAS, in order further to finance the Merger and related transactions, the Company and TTC MergerCo offered and sold (the "Note
                                                                  ----
Offering"), in an offering to institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"),
                                                   --------------
$275,000,000 aggregate principal of 9.75% Senior Subordinated Notes due 2008 (the "Senior Subordinated Notes");
      -------------------------

          WHEREAS, TTC MergerCo merged with and into TTC on the date hereof and TTC, as the surviving company, thereupon succeeded to, inter alia, the
                                                       ----- ----
obligations of TTC MergerCo with respect to the Senior Secured Credit Facilities and the Senior Subordinated Notes;

          WHEREAS, the Company has been released as a primary obligor with respect to the Senior Secured Credit Facilities and the Senior Subordinated Notes;

          WHEREAS, CD&R has performed financial, management advisory and other services for the Company, including but not limited to providing assistance in connection with, (i) the preparation, negotiation, execution and delivery of the
                  -
Merger Agreement, (ii) the preparation, filing and circulation of the S-4, the
                   --
13E-3 and related materials to the stockholders of the Company in connection with the Merger, (iii) the retention of legal, accounting, environmental,
                  ---
insurance, investment banking, financial and other advisors and consultants in connection with the Merger and (iv) the preparation, negotiation, execution and
                                --
delivery of the commitment, fee and engagement letters, registration rights and purchase agreements, credit agreements, indentures and indenture supplements, guarantees, mortgages, pledge agreements and other security agreements, subscription, registration rights and participation agreements, exchange agent agreements, and other agreements, instruments and documents, relating to the Senior Secured Financing, Note Offering, or otherwise relating to the Financing or the other Transactions, (v) the preparation and circulation of information
                            -
and offering memoranda and other materials in connection with the Senior Secured Financing and the Note Offering and (vi) the structuring, implementation and
                                     --
consummation of the Merger (such services collectively, the "Merger Services");
                                                             ---------------


          WHEREAS, it is contemplated that TTC will offer (the "Note Exchange
                                                                -------------
Offer") to exchange the Senior Subordinated Notes for substantially identical
-----
notes to be registered on Form S-4;

          WHEREAS, the Company or one or more of its respective Subsidiaries from time to time in the future (a) may offer and sell or cause to be offered
                                 -
and sold equity or debt securities (such offerings, together with the Note Exchange Offer, being collectively referred to as the "Subsequent Offerings"),
                                                       --------------------
including without limitation (i) offerings of shares of common stock of the
                              -
Company, and/or options to purchase such shares to employees, directors, managers and consultants of and to the Company or any Subsidiary (a "Management
                                                                     ----------
Offering"), and (ii) one or more offerings of debt securities for the purpose of
--------         --
refinancing any indebtedness of the Company or any Subsidiary or for other corporate purposes, and (b) may repurchase, redeem or otherwise acquire certain
                         -
securities of the Company or one or more of its Subsidiaries (any such repurchase or redemption being re ferred to herein as a "Redemption");
                                                          ----------

          WHEREAS, immediately following the Merger, the CD&R Fund will be the largest stockholder of the Company;

          WHEREAS, the parties hereto recognize the possibility that claims might be made against and liabilities incurred by CD&R, the CD&R Fund, CD&R Associates, Associates Inc. or related persons or affiliates under applicable securities laws or otherwise in connection with the Transactions or the Securities Offerings, or relating to other actions or omissions of or by MergerCo, the Company or its respective Subsidiaries, or relating to the provision by CD&R of management consulting, monitoring and financial advisory ser vices to MergerCo, the Company and its respective Subsidiaries, and the parties hereto accordingly wish to provide for CD&R, the CD&R Fund, CD&R Associates, Associates Inc. and related persons and affiliates to be indemnified in respect of any such claims and liabilities; and

          WHEREAS, the parties hereto recognize that claims might be made against and liabilities incurred by directors and officers of MergerCo, the Company and any Subsidiary in connection with their acting in such capacity, and accordingly wish to provide for such directors and officers to be indemnified to the fullest extent permitted by law in respect of any such claims and liabilities;

          NOW, THEREFORE, in consideration of the foregoing premises, and the mutual agreements and covenants and provisions herein set forth, the parties hereto hereby agree as follows:

          1.   Definitions.
               -----------

          (a) "Claim" means, with respect to any Indemnitee, any claim against
               -----
such Indemnitee involving any Obligation with respect to which such Indemnitee may be entitled to be defended and indemnified by the Company or TTC under this Agreement.

          (b) "Consulting Agreement" means the Consulting Agreement, dated as of
               --------------------
the date hereof, by and among the Company, TTC and CD&R, as the same may be amended, waived, modified or supplemented from time to time.

          (c) "Financing" means the financing provided for by the Senior Secured
               ---------
Credit Facilities and the Senior Subordinated Notes.

          (d) "Indemnitee" means each of CD&R, the CD&R Fund, CD&R Associates,
               ----------
Associates Inc., CD&R Investment Associates II, Inc. ("Associates II"), their
                                                       -------------
respective, affiliates, successors and assigns, and their respective directors, officers, partners, employees, agents, advisors, representatives and controlling persons (within the meaning of the Securities Act of 1933), each other person who is or becomes a director or an officer of the Company or any Subsidiary and each other person who is or becomes an officer of the communications test division of TTC.

          (e) "Obligations" means, collectively, any and all claims,
               -----------
obligations, liabilities, causes of actions, actions, suits, proceedings, investigations, judgments, decrees, losses, damages, fees, costs and expenses (including without limitation interest, penalties and fees and disbursements of attorneys, accountants, investment bankers and other professional advisors), in each case whether incurred, arising or existing with respect to third parties or otherwise at any time or from time to time.

          (f) "Related Document" means any agreement, certificate, instrument or
               ----------------
other document to which MergerCo, the Company or any Subsidiary may be a party or by which it or any of its properties or assets may be bound or affected from time to time relat ing in any way to the Transactions or any Securities Offering or any of the transactions contemplated thereby, including without limitation, in each case as the same may be amended, modified, waived or supplemented from time to time, (A) any registration statement filed by or on
                                 -
behalf of MergerCo, the Company or any Subsidiary with the Commission in connection with the Transactions or any Securities Offering, including all exhibits, financial statements and schedules appended thereto, and any submissions to the Commission in connection therewith, (B) any prospectus,
                                                        -
preliminary or otherwise, included in such registration statements or otherwise filed by or on behalf of MergerCo, the Company or any Subsidiary in connection with the Transactions or any Securities Offering or used to offer or confirm sales of their respective securities in any Securities Offering, (C) any private
                                                                  -
placement or offering memorandum or circular, or other information or materials distributed by or on behalf of MergerCo, the Company or any Subsidiary or any placement agent or underwriter in connection with the Transactions or any Securities Offering, (D) any federal, state or foreign securities law or other
                      -
governmental or regulatory filings or applications made in connection with any Securities Offering, the Transactions or any of the transactions contemplated thereby, (E) any deal-manager, underwriting, subscription, purchase,
          -
stockholders, option or registration rights agreement or plan entered into or adopted by MergerCo, the Company or any Subsidiary in connection with the Transactions or any Securities Offering, (F) any quarterly, annual or current
                                          -
reports filed by the Company or any Subsidiary with the Commission or any prospectus, proxy statement or transaction statements, including the S-4 and the
Schedule 13E-3, filed by or on behalf of MergerCo, the Company, any Subsidiary or any Indemnitee with the Commission in connection with the Merger, including all exhibits, financial statements and schedules appended thereto, and any submission to the Commission in connection therewith.

          (g) "Securities Offerings" means any Redemption, the Management
               --------------------
Rollover, the Exchange Offer, any Management Offering the Note Exchange Offer and any other Subsequent Offering.

          (h) "Subsidiary" means each corporation or other person or entity in
               ----------
which the Company owns or controls, directly or indirectly, capital stock or other equity interests representing at least 25% of the outstanding voting stock or other equity interests.

          (i) "Transactions" means the Merger, the Management Rollover, the
               ------------
Restructuring, the Exchange Offer and the Financing.

          2. Indemnification.
             ---------------

          (a) Each of the Company and TTC (each an "Indemnifying Party" and
                                                    ------------------
collectively, the "Indemnifying Parties"), jointly and severally agrees to
                   --------------------
indemnify, defend and hold harmless each Indemnitee:

          (i) from and against any and all Obligations, whether incurred with respect to third parties or otherwise, in any way resulting from, arising out of or in connection with, based upon or relating to (A) the Securities
                                                              -
     Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"),
                                                                ------------
     or any other applicable securities or other laws, in connection with any Securities Offering, any Related Document or any of the transactions contemplated thereby, (B) any other action or failure to act of MergerCo,
                            -
     the Company or any Subsidiary or any of their predecessors, whether such action or failure has occurred or is yet to occur or (C) except to the
                                                           -
     extent that any such Obligation is found in a final judgment by a court of competent jurisdiction to have resulted from the gross negligence or intentional misconduct of CD&R, the performance by CD&R of management consulting, monitoring, financial advisory or other services for MergerCo, the Company or any Subsidiary (whether performed prior to the date hereof, hereafter, pursuant to the Consulting Agreement or otherwise); and

          (ii) to the fullest extent permitted by applicable law, from and against any and all Obligations in any way resulting from, arising out of or in connection with, based upon or relating to (A) the fact that such
                                                       -
     Indemnitee is or was a director or an officer of MergerCo, the Company or any Subsidiary, as the case may be, or is or was serving at the request of such corporation as a director, officer, employee or agent of or advisor or consultant to another corporation, partnership, joint venture, trust or other enterprise or (B) any breach or alleged breach by such Indemnitee of
                          -
     his or her fiduciary duty as a director or an officer of MergerCo, the Company or any Subsidiary, as the case may be;

in each case including but not limited to any and all fees, costs and expenses (including without limitation fees and disbursements of attorneys) incurred by or on behalf of any

Indemnitee in asserting, exercising or enforcing any of its rights, powers, privileges or remedies in respect of this Agreement or the Consulting Agreement.

          (b) Without in any way limiting the foregoing Section 2(a), each of the Indemnifying Parties agrees, jointly and severally, to indemnify, defend and hold harmless each Indemnitee from and against any and all Obligations resulting from, arising out of or in connection with, based upon or relating to liabilities under the Securities Act, the Exchange Act or any other applicable securities or other laws, rules or regulations in connection with (i) the
                                                                   -
inaccuracy or breach of or default under any representation, warranty, covenant or agreement in any Related Document, (ii) any untrue statement or alleged
                                       --
untrue statement of a material fact contained in any Related Document or (iii)
                                                                          ---
any omission or alleged omission to state in any Related Document a material fact required to be stated therein or necessary to make the statements therein not misleading. Notwithstanding the foregoing, the Indemnifying Parties shall not be obligated to indemnify such Indemnitee from and against any such Obligation to the extent that such Obligation arises out of or is based upon an untrue statement or omission made in such Related Document in reliance upon and in conformity with written information furnished to MergerCo or the Company as the case may be, in an instrument duly executed by such Indemnitee and specifically stating that it is for use in the preparation of such Related Document.

          3. Contribution.
             ------------

          (a) Except to the extent that Section 3(b) is applicable, if for any reason the indemnity provided for in Section 2(a) is unavailable or is insufficient to hold harmless any Indemnitee from any of the Obligations covered by such indemnity, then the Indemnifying Parties, jointly and severally, shall contribute to the amount paid or payable by such Indemnitee as a result of such Obligation in such proportion as is appropriate to reflect (i) the relative
                                                            -
fault of each of MergerCo, the Company and the Subsidiaries, on the one hand, and such Indemnitee, on the other, in connection with the state of facts giving rise to such Obligation, (ii) if such Obligation results from, arises out of, is
                          --
based upon or relates to the Transactions or any Securities Offering, the relative benefits received by each of MergerCo, the Company and the Subsidiaries, on the one hand, and such Indemnitee, on the other, from such Transaction or Securities Offering and (iii) if required by applicable law, any
                                        ---
other relevant equitable considerations.

          (b) If for any reason the indemnity specifically provided for in
Section 2(b) is unavailable or is insufficient to hold harmless any Indemnitee from any of the Obligations covered by such indemnity, then the Indemnifying Parties, jointly and severally, shall contribute to the amount paid or payable by such Indemnitee as a result of such Obligation in such proportion as is appropriate to reflect (i) the relative fault of each of MergerCo, the Company
                        -
and the Subsidiaries, on the one hand, and such indemnitee, on the other, in connection with the information contained in or omitted from any Related Document, which inclusion or omission resulted in the inaccuracy or breach of or default under any representation, warranty, covenant or agreement therein, or which information is or is alleged to be untrue, required to be stated therein or necessary to make the statements therein not misleading, (ii)
                                                                            --
the relative benefits received by MergerCo, the Company and the Subsidiaries, on the one hand, and such Indemnitee, on the other, from such Transaction or Securities Offering and (iii) if required by applicable law, any other relevant
                         ---
equitable considerations.

          (c) For purposes of Section 3(a), the relative fault of each of MergerCo, the Company and the Subsidiaries, on the one hand, and of the Indemnitee, on the other, shall be determined by reference to, among other things, their respective relative intent, knowledge, access to information and opportunity to correct the state of facts giving rise to such Obligation. For purposes of Section 3(b), the relative fault of each of MergerCo, the Company and the Subsidiaries, on the one hand, and of the Indemnitee, on the other, shall be determined by reference to, among other things, (i) whether the
                                                          -
included or omitted information relates to information supplied by MergerCo, the Company and the Subsidiaries, on the one hand, or by such Indemnitee, on the other, and (ii) their respective relative intent, knowledge, access to
            --
information and opportunity to correct such inaccuracy, breach, default, untrue or alleged untrue statement, or omission or alleged omission. For purposes of
Section 3(a) or 3(b), the relative benefits received by each of MergerCo, the Company and the Subsidiaries, on the one hand, and the Indemnitee, on the other, shall be determined by weighing the direct monetary proceeds to MergerCo, the Company and the Subsidiaries, on the one hand, and such Indemnitee, on the other, from such Transaction or Securities Offering.

          (d) The parties hereto acknowledge and agree that it would not be just and equitable if contributions pursuant to Section 3(a) or 3(b) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in such respective Section. The Indemnifying Parties shall not be liable under Section 3(a) or 3(b), as applicable, for contribution to the amount paid or payable by any Indemnitee except to the extent and under such circumstances the Indemnifying Parties would have been liable to indemnify, defend and hold harmless such Indemnitee under the corresponding Section 2(a) or 2(b), as applicable, if such indemnity were enforceable under applicable law. No Indemnitee shall be entitled to contribution from the Indemnifying Parties with respect to any Obligation covered by the indemnity specifically provided for in Section 2(b) in the event that such Indemnitee is finally determined to be guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such Obligation and the Indemnifying Parties are not guilty of such fraudulent misrepresentation.

          4. Indemnification Procedures.
             --------------------------

          (a) Whenever any Indemnitee shall have actual knowledge of the reasonable likelihood of the assertion of a Claim, CD&R (acting on its own behalf or, if requested in writing by any such Indemnitee other than itself, on behalf of such Indemnitee) or such Indemnitee shall notify the Indemnifying Parties in writing of the Claim (the "Notice of Claim") with reasonable
                                      ---------------
promptness after such Indemnitee has such knowledge relating to such Claim and has notified CD&R thereof. The Notice of Claim shall specify all material facts known to CD&R (or if given by such Indemnitee, such Indemnitee) that may give rise to such Claim and the monetary amount or an estimate of the monetary amount of the Obligation involved if CD&R (or if given by such Indemnitee, such Indemnitee) has knowledge of such amount or a reasonable basis for making such an estimate. The failure of CD&R or such Indemnitee to give such Notice of Claim shall not relieve the Indemnifying Parties of their respective indemnification obligations under this Agreement except to the extent that such omission results in a failure of actual notice to the Indemnifying Parties and they are materially injured as a result of the failure to give such Notice of Claim. The Indemnifying Parties shall, at their expense, undertake the de fense of such Claim with attorneys of their own choosing reasonably satisfactory both to CD&R and to any Indemnitee that, in the exercise of such Indemnitee's good faith judgement, reasonably determines that the Claim presents an actual or potential conflict of interest with CD&R. CD&R may participate in such defense with counsel of CD&R's choosing at the expense of the Indemnifying Parties. If in the exercise of their good faith judgment any one or more other Indemnitee reasonably determines that the Claim presents an actual or potential conflict of interest with CD&R, such Indemnitee or Indemnitees may participate in the defense of the Claim with one counsel of the Indemnitee or Indemnitees' choosing at the expense of the Indemnifying Parties. In the event that the Indemnifying Parties do not undertake the defense of the Claim within a reasonable time after CD&R has given the Notice of Claim, or in the event that CD&R shall in good faith determine that the defense of any claim by the Indemnifying Parties is inadequate or may conflict with the interests of any Indemnitee, CD&R may, at the expense of the Indemnifying Parties and after giving notice to the Indemnifying Parties of such action, undertake the defense of the Claim and compromise or settle the Claim, all for the account of and at the risk of the Indemnifying Parties. In the defense of any Claim, the Indemnifying Parties shall not, except with the consent of CD&R (or, in the case of any entry of any judgment or settlement that is binding on any other Indemnitee, such other Indemnitee), consent to entry of any judgment or enter into any settlement that includes any injunctive or other non-monetary relief, or that does not include as an unconditional term thereof the giving by the person or persons asserting such Claim to such Indemnitee of a release from all liability with respect to such Claim. In each case, CD&R and each other Indemnitee seeking indemnification hereunder will cooperate with the Indemnifying Parties, so long as the Indemnifying Parties are conducting the defense of the Claim, in the preparation for and the prosecution of the defense of such Claim, including making available evidence within the control of CD&R or such Indemnitee, as the case may be, and persons needed as witnesses who are employed by CD&R or such Indemnitee, as the case may be, in each case as reasonably needed for such defense and at cost, which cost, to the extent reasonably incurred, shall be paid by the Indemnifying Parties.

          (b) The Indemnifying Parties hereby agree to advance costs and expenses, including attorney's fees, incurred by CD&R (acting on its own behalf or, if requested by any such Indemnitee other than itself, on behalf of such Indemnitee) or any Indemnitee in defending any Claim in advance of the final disposition of such Claim upon receipt of an undertaking by or on behalf of CD&R or such Indemnitee to repay amounts so advanced if it shall ultimately be determined that CD&R or such Indemnitee is not entitled to be indemnified by the Indemnifying Parties as authorized by this Agreement.

          (c) Each Indemnitee shall notify the Indemnifying Parties in writing of the amount of any Claim actually paid by such Indemnitee (the "Notice of
                                                                  ---------
Payment").  The amount of any Claim actually paid by an Indemnitee shall bear
-------
simple interest at the rate equal to Credit Suisse First Boston's prime rate as of the date of such payment plus 2% per annum, from the date the Indemnifying Parties receive the Notice of Payment to the date on which the Indemnifying Parties shall repay the amount of such Claim plus interest thereon to such Indemnitee.

          5.   Certain Covenants.  The Company and TTC jointly and severally
               -----------------
agree to perform their obligations under this Agreement. The rights of each Indemnitee to be indemnified under any other agreement, document, certificate or instrument or applicable law are independent of and in addition to any rights of such Indemnitee to be indemnified under this Agreement. The rights of each Indemnitee and the obligations of the Company hereunder shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnitee. The Indemnifying Parties shall implement and maintain in full force and effect any and all corporate articles or charter and by-law provisions that may be necessary or appropriate to enable them to carry out their obligations hereunder to the fullest extent permitted by applicable corporate law, including without limitation a provision of their articles or certificate of incorporation eliminating liability of a director for breach of fiduciary duty to the fullest extent permitted by applicable corporate law, as it may be amended from time to time.

          6.   Notices.  All notices and other communications hereunder shall be
               -------
in writing and shall be delivered by certified or registered mail (first class postage prepaid and return receipt requested), telecopier, overnight courier or hand delivery, as follows:

          If to the Company or TTC, to:

               Dynatech Corporation
               Corporate Headquarters
               3 New England Executive Park
               Burlington, Massachusetts 01803
               Facsimile:  (617) 229-8850
               Telephone:  (781) 272-6100
               Attention:  General Counsel
               ---------

          If to the CD&R Fund, to:

               Clayton, Dubilier & Rice
                 Fund V Limited Partnership
               1043 Foulk Road
               Suite 106
               Wilmington, Delaware  19803
               Attention: Joseph L. Rice, III
               ---------

          with a copy to:

               Clayton, Dubilier & Rice, Inc.
               375 Park Avenue
               New York, New York 10152
               Telephone: (212) 407-5200
               Telecopier No.:   (212) 407-5252
               Attention: Joseph L. Rice, III
               ---------

          If to CD&R or any other Indemnitee, to:

               Clayton, Dubilier & Rice, Inc.
               375 Park Avenue
               18th Floor
               New York, New York 10152
               Telephone:  (212) 407-5200
               Telecopy:   (212) 407-5252
               Attention:  Joseph L. Rice, III
               ---------
          with the copy, in the case of any other Indemnitee, to:

               Dynatech Corporation
               Corporate Headquarters
               3 New England Executive Park
               Burlington, Massachusetts 01803
               Facsimile:  (617) 229-8850
               Telephone:  (781) 272-6100
               Attention:  Chief Executive Officer
               ---------


or to such other address or such other person as the Company, TTC, the CD&R Fund or CD&R, as the case may be, shall have designated by notice to the other parties hereto. All communications hereunder shall be effective upon receipt by the party to which they are addressed. A copy of any notice or other communication given under this Agreement shall also be given to:

               Debevoise & Plimpton
               875 Third Avenue
               New York, New York  10022
               Telephone:  (212) 909-6000
               Facsimile:  (212) 909-6836
               Attention:  Franci J. Blassberg, Esq.
               ---------

          7.   Governing Law.  This Agreement shall be governed in all respects,
               -------------
including as to validity, interpretation and effect, by the law of the State of New York without giving effect to its principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of the laws of another jurisdiction, except to the extent that the corporate law of another jurisdiction specifically and mandatorily applies, in which case such law shall apply.

          8.   Severability.  If any provision or provisions of this Agreement
               ------------
shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

          9.   Miscellaneous.  The headings contained in this Agreement are for
               -------------
reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and permitted assigns, and each other Indemnitee, but neither this Agreement nor any right, interest or obligation hereunder shall be assigned, whether by operation of law or otherwise, by the Company or TTC without the prior written consent of

CD&R and the CD&R Fund. This Agreement is not intended to confer any right or remedy hereunder upon any person other than each of the parties hereto and their respective successors and permitted assigns and each other Indemnitee. No amendment, modification, supplement or discharge of this Agreement, and no waiver hereunder shall be valid and binding unless set forth in writing and duly executed by the party or other Indemnitee against whom enforcement of the amendment, modification, supplement or discharge is sought. Neither the waiver by any of the parties hereto or any other Indemnitee of a breach of or a default under any of the provisions of this Agreement, nor the failure by any party hereto or any other Indemnitee on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right, powers or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any provisions hereof, or any rights, powers or privileges hereunder. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party or other Indemnitee may otherwise have at law or in equity or otherwise. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement by their authorized representatives as of the date first above written.

                         DYNATECH CORPORATION


                         By: /s/ Allan M. Kline
                             ------------------
                             Name: Allan M. Kline
                             Title: Vice President

                         TELECOMMUNICATIONS TECHNIQUES
                         CO., LLC

                              By: Dynatech Corporation, its sole member


                         By:  /s/ Allan M. Kline
                              ------------------
                             Name: Allan M. Kline
                             Title: Vice President

                              CLAYTON, DUBILIER & RICE, INC.


                         By: /s/ Joseph L. Rice, III
                             -----------------------
                             Name: Joseph L. Rice, III
                             Title: Chairman


                         CLAYTON, DUBILIER & RICE
                           FUND V LIMITED PARTNERSHIP

                         By:  CD&R Associates V Limited
                                Partnership, the General Partner

                              By:  CD&R Investment Associates II,
                                     Inc., the general partner


                                    By: /s/ Joseph L. Rice, III
                                        -----------------------
                                       Name: Joseph L. Rice, III
                                       Title: Chairman